bluebird bio J.P. Morgan Presentation January 2024 NASDAQ: BLUE Exhibit 99.2

CONFIDENTIAL forward-looking statements 2 These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding our expectations regarding our programs and therapies, including but not limited to the timing or likelihood of regulatory filings and approvals; our manufacturing and commercialization plans, including without limitation, patient demand for our therapies, our ability to establish commercial infrastructure to support timely, equitable access to our therapies, our ability to successfully partner with payers and CMMI, our expectations on timing for activating QTCs, and our expectations on the timing and size of our QTC network and the timing of our therapies’ availability at our QTCs; addressable market for our therapies; our preliminary unaudited cash position as of December 31, 2023; and our cash runway are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

CONFIDENTIAL 3 to give patients and their families more bluebird days

CONFIDENTIAL Only commercial gene therapy company with three FDA approved products 4

CONFIDENTIAL Momentum building with commercial launches; opportunity to deliver significant value for patients and shareholders 5 1.3K – 1.5K Patients potentially eligible for ZYNTEGLO™ for beta-thalassemia 40 Patients potentially eligible for SKYSONA™ for cerebral adrenoleukodystrophy F U TU RE G ROW TH CO M M ER CI AL O PP O RT U N IT Y NUMBER OF PATIENTS 20K Patients potentially eligible for LYFEGNIA™ for sickle cell disease

Deploying a validated, commercial strategy for LYFGENIA – informed by our real-world experience with ZYNTEGLO lyfgenia™ (lovotibeglogene autotemcel) suspension for IV infusion

QTC network

- 35 QTCs ready to receive patient referrals
- 1st patient start anticipated in Q1 2024

Access & Reimbursement

- ~200 million lives covered
- Outcomes-based agreements signed with largest national payers

Patient & Provider Experience

- Unparalleled follow up in clinical trials
- Safety profile well-understood
- Differentiated attributes that matter to patients, payers and providers zynteglo™ (betibeglogene autotemcel) suspension for IV infusion

QTC network

- 48 QTCs activated[1]
- 20 patient starts since launch[2]
- Trusted relationships

Access & Reimbursement

- ~200 million lives covered
- Zero ultimate denials across commercial or government payers to date

Patient & Provider Experience

- Clinical data well understood with >9 years of follow up for some patients
- Familiarity with commercial process
- Recognized gene therapy partner

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1. Activated QTC defined as signed MSA 2. Patient starts as of December 31, 2023

7 QTC Network

CONFIDENTIAL 48 Qualified Treatment Centers (QTCs) activated for ZYNTEGLO and quickly onboarding for LYFGENIA 8 35 QTCs are ready to receive SCD patient referrals now Activated ZYNTEGLO QTC* Shading indicates target SCD market Planned QTC network expansion in 2024 100% of ZYNTEGLO QTCs have initiated the activation process for LYFGENIA Anticipate ZYNTEGLO network will be fully activated for LYFGENIA by end of Q1 2024 *Activated QTC defined as signed MSA

CONFIDENTIAL Optimized QTC network designed to reach individuals living with SCD 9 1. Potential addressable population of 20,000; 2. 70% figure supported by seven years of internal and external market research; 3. Data on file; 4. Komodo claims data STRONG DEMAND FOR GENE THERAPY POISED TO MEET PATIENTS WHERE THEY ARE 95% of SCD patients2 are within 200 miles of a planned QTC3 88% of target SCD patients are actively being treated in the healthcare system4 80% of providers want both LYFEGNIA and its competitor available at their institution3 >70% of SCD patients1 would consider gene therapy if recommended by their doctor2

Access & Reimbursement 10

CONFIDENTIAL Value of ZYNTEGLO is recognized 11 ~200M lives covered under contract or coverage policy ~90% published coverage policies positive for ZYNTEGLO ZERO ultimate denials to date across commercial and government payers Patients with beta-thalassemia are achieving access

Validated access and reimbursement strategy designed to enable timely, equitable access to LYFGENIA for sickle cell disease

$3.1M price tied to value

Demonstrated robust and sustained clinical benefit (out **more than 5** years)

Reflects **lifetime impact** of reducing or eliminating VOEs

- Healthcare utilization
- Future earnings
- Life opportunities

Outcomes-based agreement offerings

Meaningful risk sharing

Tied to VOE related hospitalizations

Patients followed for **3 years**

Commercial payer and Medicaid options designed to offer **predictability** and **operational ease**

Encouraging payer interactions

Signed outcomes-based agreements representing ~200 million covered lives

Advanced discussions with **>15** Medicaid agencies representing ~**80%** of individuals with SCD in the US[1]

Active engagement with CMMI on innovative payment demonstration (anticipated 2025)

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1. Data based on Prevalence rates of SCD per 1,000 Medicaid Beneficiaries in 2012.

13 Treatment Experience

LYFGENIA supported by the most robust and longest follow-up of any gene therapy program for SCD



Age at Informed Consent
24 months prior to informed consent
Complete resolution assessment period
24m
12m
0
6m
12m
18m
24m
30m
36m
42m
48m
54m
60m
25
26
35
27
36
25
30
25
26
17
29
17
15
38
18
17
17
12
29
23
19
24
19
13
12
25
26
18
30
31
24
27
sVOE[a]
Total number of events post drug product

Annualized sVOEs, median (min, max)

	At baseline	Post infusion
sVOE	3.0 (0.5, 13.0)	0 (0, 2.2)

★ Death, due to significant baseline SCD-related cardiopulmonary disease; not considered related to lovo-cel.

Data as of Feb 13, 2023

Clinical Data Supporting LYFGENIA

- Label based on efficacy data from 36 patients from HGB-206 Group C (median 38 months follow-up) and safety data from 54 patients*
- February 13, 2023 data cut showing:
  - 32 patients evaluable for VOE endpoints including 8 adolescent patients
  - 94% complete resolution of severe VOEs in the 6-18 months post infusion
  - 88% resolution of VOEs in the 6-18 months post infusion
  - Maintenance of VOE resolution in majority of patients through long-term follow up + stable production of HbA^{T87Q}
  - 100% of patients with history of stroke (n=5) remained free of recurrent stroke post-treatment with LYFGENIA
  - Majority of AEs attributed to underlying SCD or conditioning with busulfan
  - The label includes a Boxed Warning for hematologic malignancy

*54 patients initiated cell collection in HGB-206 Group A, Group B and Group C. [a] sVOE is defined as a VOE requiring a hospitalization or multiple visits to an emergency department/urgent care over 72 hours and receiving intravenous medications at each visit; all VOEs of priapism requiring any level of medical attention were also considered sVOEs

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CONFIDENTIAL ZYNTEGLO® manufacturing process Delivering a consistent manufacturing process is essential for patients, families and providers 15 STAGE 2◇ 70-90 days Bulk of time spent on release testing to deliver high quality drug product Apheresis & Cell Collection Drug Product Manufacturing & Testing Drug Product Ready to Ship (QTC billed) Infusion & Recovery (Revenue recognized upon infusion) Consultation & Preparation (inc. hyper transfusions + reimbursement confirmation) STAGE 1* STAGE 3* *Occurs at QTC ◇ Occurs at CMO QTC: Qualified Treatment Center; CMO: Contract Manufacturing Organization In clinical trials, recollections occurred in approximately 20% of cases. In commercial setting, all patients have [completed] the treatment process following recollection. ZYNTEGLO™ and LYFGENIA™ use a similar manufacturing process with distinct supply chain and release criteria STAGE 2 ZYNTEGLO (~70-90 days) LYFGENIA (~70-105 days) Bulk of time spent on release testing to deliver high quality drug product (Billed upon r ceipt) Consultation & Preparation (inc. transfusions + reimbursement) STAGE 1 STAGE 4 Occurs at QTC Occurs at CMO QT lified Treatment C nter; CMO: Contr ct Manufacturi g Organization. Stage 2 release time an estimate based on release criteria per product label STAGE 3 Timing determined in oordination with QTC

CONFIDENTIAL Differentiated attributes of LYFGENIA that matter to patients, payers and providers 16 Underpinned by clinical attributes – including >5 years of follow up, in-depth safety analyses, and data addressing SCD complications, including stroke Cell collections In clinical trials, 85% required <2 cell collections for LYFGENIA1 Drug product delivery Process is designed to take between 70-105 days from cell collection to drug product delivery to the QTC Engraftment time Median time to neutrophil engraftment 20 days, a key step to enabling patient discharge 1. ASH 2023

Experienced commercial gene therapy team well-positioned to lead in hemoglobinopathies

1 **Potential multi-billion dollar opportunity**
with ~22,000 addressable patients in the US; established commercial strategy and projected patient and physician demand

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2 **18-month commercial head start**
leveraging ZYNTEGLO launch synergies – same treating physicians, same QTCs, same payers

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3 **Recognized gene therapy leader**
with deep gene therapy expertise, manufacturing experience and commercial infrastructure

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SKYSONA™ 18

CONFIDENTIALI SKYSONA™ for cerebral adrenoleukodystrophy Commercial • SKYSONA is indicated to slow the progression of neurologic dysfunction in boys 4-17 years of age with early, active cerebral adrenoleukodystrophy (CALD) • 6 patient starts since launch*; 4 QTCs activated; zero ultimate denials across government and commercial payers Clinical • 67 patients treated across all clinical trials • Accelerated approval based on post-hoc analysis of 11 patients; estimated 72% likelihood of major functional disability free survival at 24 months • Five boys treated in clinical trials developed myelodysplastic syndrome; label includes boxed warning for hematologic malignancy** 21Patient starts is defined as a cell collection (apheresis); Activated QTC defined as Qualified Treatment Center with a signed MSA. *Patient starts as of December 31, 2023 **bluebird closely monitors potential and diagnosed cases of hematologic malignancy in patients treated with SKYSONA and additional cases are expected to arise over time. bluebird is communicating regularly with treating physicians and regulatory authorities.

Closing 20

CONFIDENTIAL Established gene therapy leader poised to deliver shareholder value 21 Established Clinical Leadership • 10+ years of gene therapy research • 200+ patients treated • 8 clinical trials Demonstrated Regulatory Success • Established track record for LVV platform • 3 FDA-approved gene therapies Commercial Gene Therapy Leader • Scaled for 3 commercial launches • Synergistic transplant and cell therapy infrastructure • Proven reimbursement Current Financial Position $275M unaudited cash, cash equivalents, restricted cash & marketable securities balance as of December 31, 20231 85-105 patient starts combined across LYFGENIA, ZYNTEGLO and SKYSONA anticipated in 2024 1. Cash balance contains $53m in restricted cash; 2. Cash Runway is calculated using the cash balance / net burn rate (cash from revenue less cash paid for expenses) and is inclusive of cash, cash equivalents and marketable securities and excludes restricted cash; Patient start defined as cell collection Zero debt on balance sheet today Evaluating additional non-dilutive funding to bridge to near term profitability Cash runway into Q1 20252

CONFIDENTIAL bluebird occupies a unique strategic position as a standalone gene therapy company 22 • 10+ years of gene therapy research • 200 patients treated • 8 clinical trials • Established track record for LVV platform • 3 FDA approvals • 3 commercial launches • Transplant and cell therapy infrastructure • Proven reimbursementCl in ic al & p re -c lin ic al c om pa ni es Large cap pharm a Manufacturing experience R&D expertise Commercial infrastructure